Exhibit 10.1

FORM OF

SECOND AMENDMENT TO ASSET PURCHASE AGREEMENT

This SECOND AMENDMENT TO ASSET PURCHASE AGREEMENT, dated as of December 29, 2022 (this “Amendment”), is made and entered into by and among Eco Innovation Group, Inc., a Nevada corporation (the “Buyer”), Spruce Engineering & Construction Inc., an Alberta corporation (“NewCo”), Spruce Construction, Inc., an Alberta corporation (the “Seller”) and Timothy Boezktes, the sole shareholder of Seller (the “Shareholder”). The Seller, NewCo, Buyer and the Shareholder are referred to herein as each a “Party” and together as the “Parties”. Capitalized terms used herein but not defined shall have the meanings specified in the APA (as defined below).

W I T N E S S E T H:

WHEREAS, on October 4, 2021, Buyer, NewCo, Seller, and Shareholder entered into an Asset Purchase Agreement (the “APA”), pursuant to which Buyer purchased certain assets and assumed certain liabilities of Seller upon the terms and subject to the conditions set forth therein; and

WHEREAS, on April 21, 2022, the Parties amended the APA to extend the due dates applicable to the payment by NewCo to Seller of the Schedule B Assumed Liabilities under the APA; and

WHEREAS, in accordance with Section 8.9 of the APA, Buyer, NewCo, Seller, and Shareholder desire to further amend the APA as provided in this Amendment; and

WHEREAS, the respective boards of directors of each of Acquiror and the Company have approved this Amendment and determined that it is fair to, advisable for and in the best interests of such parties, respectively, to enter into this Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1.  Section 2 of the APA is amended and restated to read in its entirety as follows:

“2. CONSIDERATION. In consideration of sale and transfer to NewCo of the Purchased Assets, (i) the Buyer shall issue to Shareholder (or his designees) 2,000,000 shares of Buyer’s restricted common stock, with 1,000,000 shares payable at the Closing (as defined below) (“Purchase Shares”), and 1,000,000 shares payable on January 1, 2023, as additional compensation for the late payments of the Assumed Liabilities under the original APA terms, and (ii) NewCo agrees to assume the Assumed Liabilities.”

SECTION 2. Schedule B, Paragraph 1 of the APA is amended and restated to read in its entirety as follows:

1.                “Spruce Engineering & Construction Inc. will pay from its future net operating revenues to Spruce Construction Inc. the sum of CAD130,000, to compensate for the following expenses:

•	$70,000 to cover previously-paid operational costs to be paid within twelve (12) months from Closing.
•	$60,000 to cover government loan to be paid by December 1, 2022.
•	Payments shall be made in consecutive monthly installments of $4,000, beginning on January 31, 2023 to continue until the entire balance is paid.”

SECTION 3. Miscellaneous.

(a) Modification; Full Force and Effect. Except as expressly modified and superseded by this Amendment, the terms, representations, warranties, covenants and other provisions of the APA are and shall continue to be in full force and effect in accordance with their respective terms.

(b) References to the APA. After the date of this Amendment, all references to “this Agreement,” “the transactions contemplated by this Agreement,” “the APA” and phrases of similar import, shall refer to the APA as amended by this Amendment (it being understood that all references to “the date hereof” or “the date of this Agreement” shall continue to refer to December 29, 2022).

(c) Other General Provisions. The provisions of Article VIII (Miscellaneous General Provisions) of the APA shall apply mutatis mutandis to this Amendment, and to the APA as modified by this Amendment, taken together as a single agreement, reflecting the terms therein as modified hereby.

[Remainder of page intentionally left blank; signature page follows.]

IN WITNESS WHEREOF, the parties have caused this Second Amendment to APA to be executed as of the first date above written.

SELLER:

SPRUCE CONSTRUCTION, INC.

By:	/s/ Timothy Boetzkes
	Name:	Timothy Boetzkes
	Title:	Chief Executive Officer

BUYER:

ECO INNOVATION GROUP, INC.

By:	/s/ Julia Otey-Raudes
	Name:	Julia Otey-Raudes
	Title:	Chief Executive Officer

NEWCO:

SPRUCE ENGINEERING & CONSTRUCTION INC.

By:	/s/ Julia Otey-Raudes
	Name:	Julia Otey-Raudes
	Title:	Chief Executive Officer

SHAREHOLDER:

TIMOTHY BOETZKES

By:	/s/ Timothy Boetzkes
	Name:	Timothy Boetzkes

[Signature Page to Second Amendment to APA]